UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) - August 22, 2000

                                    PSC Inc.
             -----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    New York
                  --------------------------------------------
                 (State or other jurisdiction of Incorporation)

         0-9919                                           16-0969362
------------------------                        --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



                    675 Basket Road, Webster, New York 14580
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (716) 265-1600
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


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Item 5.  Other Events.

         On August 22, 2000, Robert C. Strandberg resigned his position as President and Chief Executive Officer and as a director of Registrant.

         Robert S. Ehrlich, Chairman of the Board of Registrant, and Bert W. Wasserman, a director of Registrant and former Executive Vice President and Chief Financial Officer of Time Warner, Inc., will serve as Co-Chief Executive Officers of Registrant until a permanent Chief Executive Officer has been selected.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

                  99.1 Press Release dated August 23, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         PSC Inc.
                                                 --------------------------
                                                         (Registrant)

Date:  August 24, 2000        By:            /S/ William J. Woodard
                                                 William J. Woodard
                                                 Vice President, Chief Financial
                                                 Officer & Treasurer